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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 19, 2002

                              Glyko Biomedical Ltd.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Canada                  000-21994                       98-0195569
----------------------------  -------------------- ---------------------------
(State or Other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)

199 Bay Street, Suite 2800
Toronto, Ontario, Canada                                            M5L 1A9
----------------------------------------                       ----------------
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (415) 884-6700
                                                           --------------

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Company has engaged KPMG LLP ("KPMG") as its new independent certifying accountants effective August 19, 2002. The decision to engage KPMG as the Company's new independent certifying accountants was approved by the Audit Committee of the Company's Board of Directors. During the fiscal years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and August 19, 2002, neither the Company nor anyone acting on its behalf consulted KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     EXHIBITS.

          Not Applicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GLYKO BIOMEDICAL LTD.

Date: August 19, 2002                 By: /s/ J. A. Kolada
                                         --------------------------------------
                                         J. A. Kolada
                                         Secretary